                                   FORM 8-K

                      SECURITIES AND EXCHANGE COMMISSION
                           Washington, D.C.  20549

                                CURRENT REPORT

                       Pursuant to Section 13 or 15(d)
                        of the Securities Act of 1934


         Date of Report (Date of earliest event reported) May 18, 1999


                        UNITED VENTURE CAPITAL FUND, INC.
                        ---------------------------------
       (Exact Name of Small Business Issuer as specified in its charter)



        Colorado               0-24029                  84-1454125
    ---------------          ------------       --------------------------
    (State or other          (Commission        (IRS Employer File Number)
    jurisdiction of          File Number)
    incorporation)



                          5619 DTC Parkway, 11th Floor
                           Englewood , Colorado 80111
                          ----------------------------
            (Address of principal executive offices and zip code)



                                (303) 337-1993
                                --------------
             (Registrant's telephone number, including area code)

                                   FORM 8-K
                                CURRENT REPORT
                        Pursuant to Section 13 or 15(d)
                         of the Securities Act of 1934

Item 1.  CHANGES IN CONTROL OF REGISTRANT.

         On April 27, 1999, the Registrant acquired 100% of the issued and outstanding common shares of Ellenas International Corporation, a private Colorado company which is in the business of being an internet service provider. The Registrant issued 2,000,000 common shares to Theodore Hellen, the sole shareholder of Ellenas International Corporation. The prior officers and directors of the Registrant resigned and where succeeded by the following persons:

         Name                     Position
         ----                     --------
         Theodore Hellen          Chairman and Director

         Cliff C. Thompson        President and Director

         Martin Nicoluin          Director

         Marcus Brownson          Director

         Robert Hampe             Director

         John Nikolaou            Secretary and Director

         The Registrant has attached acquisition financial statements to this Form 8-K.

Item 2.  ACQUISITION OR DISPOSITION OF ASSETS.
         See Item 1 above.

Item 3.  BANKRUPTCY OR RECEIVERSHIP.
         Not Applicable

Item 4.  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.
         Not Applicable

Item 5.  OTHER EVENTS
         Not Applicable

Item 6.  RESIGNATION OF REGISTRANT'S DIRECTORS.
         See Item 1 above.

Item 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS. Not Applicable

Item 8.  CHANGE IN FISCAL YEAR.
         Not Applicable

Item 9.  SALES OF EQUITY SECURITIES PURSUANT TO REGULATION S.
         Not Applicable

                                  SIGNATURES

    Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                       UNITED VENTURE CAPITAL FUND, INC.


Dated: May 18, 1999                    By: /s/ Theodore Hellen
                                          ---------------------------
                                          Chairman

                        UNITED VENTURE CAPITAL FUND, INC.

                                 AND SUBSIDIARY



                                  AUDIT REPORT

                               FOR THE PERIOD FROM

                         JANUARY 1, 1999 THRU MAY 5,1999








                            JANET LOSS, C.P.A., P.C.
                           CERTIFIED PUBLIC ACCOUNTANT
                       3525 SOUTH TAMARAC DRIVE, SUITE 120
                             DENVER, COLORADO 80237

                          INDEX TO FINANCIAL STATEMENTS

                        UNITED VENTURE CAPITAL FUND, INC.
                                 AND SUBSIDIARY

                                TABLE OF CONTENTS

ITEM                                                          PAGE
----                                                          ----
Report of Certified Public Accountant......................     1

Consolidated Balance Sheet, May 5, 1999....................   2-3

Consolidated Statement of Operations,
For Period January 1, 1999 thru May 5, 1999................     4

Consolidated Statement of Stockholders' Equity,
For Period January 1, 1999 thru May 5, 1999................     5

Consolidated Statement of Cash Flows,
For Period January 1, 1999 thru May 5, 1999................   6-7

Consolidated Notes to Financial Statements.................  8-10


                            JANET LOSS, C.P.A., P.C.
                           CERTIFIED PUBLIC ACCOUNTANT
                       3525 SOUTH TAMARAC DRIVE, SUITE 120
                             DENVER, COLORADO 80237
                                 (303) 220-0227

Board of Directors
United Venture Capital Funds, Inc. and Subsidiary
1181 South Parker Road
Suite 102
Denver, Colorado 80231-2152

I have audited the accompanying consolidated Balance Sheet of United Venture Capital Fund, Inc. and Subsidiary as of May 5, 1999 and the related consolidated Statements of Operations, Stockholders' Equity and Cash Flows for the period ended January 1, 1999 thru May 5, 1999.

I conducted my audit in accordance with generally accepted auditing standards. These standards require that I plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosure in its financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. I believe that my audit provides a reasonable basis for my opinion.

In my opinion, the consolidated financial statements referred to above present fairly, in all material respects, the financial position of United Venture Capital Fund, Inc. and Subsidiary as of May 5, 1999 and the results of their operations and their cash flow for the period January 1, 1999 thru May 5, 1999.


/s/ Janet Loss, C.P.A., P.C.

Janet Loss, C.P.A., P.C.

May 12, 1999

                        UNITED VENTURE CAPITAL FUND, INC.
                                 AND SUBSIDIARY

                           CONSOLIDATED BALANCE SHEET
                                   MAY 5, 1999

                                     ASSETS

CURRENT ASSETS:
   Cash in checking                             $   186,942
   Accounts Recievable                                5,595
                                                -----------
   Total Current Assets                                                  192,537

FIXED ASSETS:
   Furniture                                          5,600
   Equipment                                         24,674
                                                -----------
      Sub-total                                      30,274

   Less accumulated
        Depreciation                                 (4,370)
                                                -----------
   Net Fixed Assets                                                       25,904
                                                                      ----------

OTHER ASSETS:
   Customers' lists                            $     39,000
   Security Deposit                                     509
   Organization Costs,
   net of amortization                                  307
                                                -----------
     Total Other Assets                                                   39,816
                                                                      ----------
TOTAL ASSETS                                                          $  258,252
                                                                      ----------
                                                                      ----------


   The accompanying notes are an integral part of the financial statements.

                      LIABILITIES AND STOCKHOLDERS' EQUITY

CURRENT LIABILITIES:
       Accounts Payable                        $  7,142
       Due to United Online, Inc.                40,788
                                               --------

         Total current liabilities                                             47,930

STOCKHOLDERS' EQUITY:
     Preferred stock
     10,000,000 shares authorized
         $.0001 par value per share,
         none issued                                   0

     Common stock subscribed                     188,300

     Common stock, 100,000,000
        Shares authorized, $.0001
        Par value per share,
        12,381,00 shares issued and
        outstanding.                               1,238
     Additional Paid In Capital                  122,792

     (Deficit)                                  (102,003)
                                             -----------
         Total Stockholders' Equity                                           210,327
                                                                           ----------

     TOTAL LIABILITIES AND
     STOCKHOLDERS' EQUITY                                                  $  258,257
                                                                           ----------
                                                                           ----------

   The accompanying notes are an integral part of the financial statements.

                        UNITED VENTURE CAPITAL FUND, INC.
                                 AND SUBSIDIARY

                             STATEMENT OF OPERATIONS

                                 For the Period
                        January 1, 1999 thru May 5, 1999

                                                                      PERIOD ENDED
                                                                       MAY 5,1999
                                                                      ------------
REVENUES:

     On-Line income                                                    $     7,452

     Cost of goods sold                                                      8,597
                                                                       -----------

     Gross Profit (Loss)                                                    (1,145)

OPERATING EXPENSES:

     Accounting and legal fees              $    24,250
     Advertising                                    594
     Amortization                                    35
     Contract labor                              21,086
     Consulting Expenses                         35,000
     Depreciation                                 1,122
     Entertainment                                  462
     Freight Expense                                 46
     Licenses and filing fees                       464
     Merchant Fees                                  330
     Office Expense                               2,390
     Rent Expense                                   509
     Telephone Expense                            2,401
     Cellular Telephone                             511
                                            -----------

     TOTAL OPERATING EXPENSES                                               89,200
                                                                       -----------

     NET (LOSS)                                                        $   (90,345)
                                                                       -----------

     NET (LOSS)
     PER COMMON SHARE                                                        (.009)
                                                                       -----------
                                                                       -----------

WEIGHTED AVERAGE NUMBER
OF COMMON STOCK OUTSTANDING                                             10,509,000
                                                                       -----------
                                                                       -----------

    The accompanying notes are an integral part of the financial statements.

                        UNITED VENTURE CAPITAL FUND, INC.
                                 AND SUBSIDIARY

            CONSOLIDATED STATEMENT OF STOCKHOLDERS' EQUITY (DEFICIT)

                              Common                                                               Accumulated
                              Stock          Common                          Additional            During the         Stockholders'
                            Number of        Stock        Common Stock        Paid-In             Development             Equity
                              Shares       Subscribed        Amount           Capital                Stage              (Deficit)
                              ------       ----------        ------           -------                -----              ---------
Balance
January 1,1999              10,381,000               0            1,038     $      22,992      $   (14,475)          $    9,555

Shares issued for
Acquisition effective        2,000,000               0              200            49,800                0               50,000
April 27,
1999(see note 2)

To reflect                           0               0                0            50,000             2,817              52,817
Acquisition effective
April 27, 1999

49,075 shares                                                                                                           188,300
subscribed at $4.00 per              0         188,300                0                 0                 0
share

Net (Loss) for
The Period January                   0               0                0                             (90,345)           (90,345)
1, 1999 thru May 5, 1999

------------------------------------------------------------------------------------------------------------------------------

Balance                      12,381,000        188,300            1,238          $122,792      $   (102,003)     $     210,327
   May 5, 1999             ---------------------------------------------------------------------------------------------------
                           ---------------------------------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.

                        UNITED VENTURE CAPITAL FUND, INC.
                                 AND SUBSIDIARY

                      CONSOLIDATED STATEMENT OF CASH FLOWS

                 For the Period January 1, 1999 thru May 5, 1999

                                                  FOR THE PERIOD
                                                  JANUARY 1, 1999
                                                  THRU MAY 5, 1999
                                                  ----------------
NET (LOSS)                                            $(90,345)

Adjustments to Reconcile
Net (Loss) to Cash used
By Operating Activities:

    Amortization                                            35
    Depreciation                                         1,122

CHANGES IN OPERATING
    ASSETS AND LIABILITIES:
Decrease in Other Receivables                           (1,000)
Increase in Receivables                                  5,595
Increase in Accounts Payable                             6,472
Increase in Due to
   United On-Line, Inc.                                 40,788
Increase in Organization Costs                            (307)
                                                      --------

NET CASH PROVIDED
   (USED)BY OPERATING
   ACTIVITIES                                          (37,640)
                                                      --------

CASH FLOWS FROM
    INVESTING ACTIVITIES:
Purchased Fixed Assets                                 (24,709)
Purchased Customers' Lists                             (39,000)
Security Deposit                                          (509)
                                                      --------

NET CASH PROVIDED (USED)
    BY INVESTING ACTIVITIES                            (64,218)
                                                      --------


   The accompanying notes are an integral part of the financial statements.

                        UNITED VENTURE CAPITAL FUND, INC.
                                 AND SUBSIDIARY

                CONSOLIDATED STATEMENT OF CASH FLOWS - CONTINUED

               For the Period of January 1, 1999 thru May 5, 1999

                                                  FOR THE PERIOD
                                                  JANUARY 1, 1999
                                                  THRU MAY 5, 1999
                                                  ----------------

CASH FLOWS FROM
FINANCING ACTIVITIES

  Proceeds from additional
  Funds paid-in  capital                              $ 99,800
  Capital Stock issued                                     200
  Capital stock Subscribed                             188,300
                                                      --------

  NET CASH PROVIDED BY
  FINANCING ACTIVITIES                                 288,300
                                                      --------

  NET INCREASE IN CASH                                 186,442

  Cash, Beginning of period                                500
                                                      --------

  Cash, end of period                                 $186,942
                                                      --------
                                                      --------


   The accompanying notes are an integral part of the financial statements.

                        UNITED VENTURE CAPITAL FUND, INC.
                                 AND SUBSIDIARY

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

NOTE 1 - ORGANIZATION AND HISTORY

United Venture Capital Fund, Inc., a Colorado Corporation, was incorporated June 17, 1997, for the purpose of seeking potential business acquisitions or mergers.

Upon the completion of the acquisition of Ellenas International Corporation, the Company has ceased from being a development stage company. This acquisition was effective April 27, 1999. (See note 2)

Ellenas International Corporation is a Colorado corporation which was incorporated October 3, 1996 for the purpose of engaging in consulting services. The company has ceased its consulting operations in February of 1998 and has been inactive since 1998. In January of 1999, the Company made the decision to enter the Internet business.

On April 10, 1999 the Company signed an Agreement to purchase certain assets from another Colorado corporation, United Online, Inc. United Online, Inc. is an Internet service provider company.

          Furniture                              $ 5,600
          Equipment                                7,100
          Customer's Lists and
             Domain Names                         39,000
                                                 -------
                                                 $51,700
                                                 -------
                                                 -------


The amount due to United Online, Inc. of $40,787 is payable on demand.

NOTE 2 - MERGER ACTIVITIES

On April 27, 1999, an Agreement and plan of reorganization was entered into between UNITED VENTURE CAPITAL FUND, INC. and ELLENAS INTERNATIONAL CORPORATION. This reorganization qualified as a tax-free reorganization under
Section 351 of the Internal Revenue Code of 1986, as amended, and the applicable provisions of Colorado tax laws.

The acquisition, effective as of April 27, 1999 was completed through a tax-free exchange of securities by the Company's issuance of 2,000,000 shares of its common stock in exchange for all of the issued and outstanding common shares of Ellenas International Corporation.

                        UNITED VENTURE CAPITAL FUND, INC.
                                 AND SUBSIDIARY

                          NOTES TO FINANCIAL STATEMENTS

NOTE 3 - SUMMARY OF SIGNIFICANT POLICIES

ACCOUNTING METHOD

The company records income and expenses on the accrual method.

ORGANIZATION COSTS

Costs incurred in organizing the Company are being amortized over a sixty-month period.

YEAR-END

The Company has elected a fiscal year-end of March 31st.

LOSS PER SHARE

Net loss is calculated by dividing the net loss by the weighted average number of common shares outstanding.

USE OF ESTIMATES

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and revenues and expenses during the reporting period. Actual results could differ from those estimates.

NOTE 4 - RELATED PARTIES

The Company has paid consulting fees of $35,000 to stockholders of the Company and has also paid $6,730 for travel expenses of the stockholders.

NOTE 5 - LEASE AGREEMENT

The Company signed a three year lease agreement for office space starting in April of 1999 for $550 per month.

                       UNITED VENTURE CAPITAL FUNDS, INC.
                                 AND SUBSIDIARY

                          NOTES TO FINANCIAL STATEMENTS

NOTE 6 - SIGNED AGREEMENT

On April 9, 1999, an internet partnership agreement was signed between Ellenas International Corporation and Franklin & Fisk for internet services.